SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                               FORM 8-K

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):August 9, 2006

                        IMPLANTABLE VISION, INC.

       (Exact name of registrant as specified in its charter)



           UTAH                  0-10315               95-4091368
     (State or other         (Commission            (I.R.S. Employer
     jurisdiction of          File Number            Identification #)
     incorporation)

         7609 Ralston Road, Arvada, Colorado             80002
        (Address of principal executive offices)      (Zip Code)

   Registrant's telephone number, including area code: (303)422-8127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................5

SECTION 8. OTHER EVENTS ......................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................5

SIGNATURES....................................................................6



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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     The Company has  received  the  executed  Assignments  of Patents from CIBA
Vision  pursunt  to  its  Asset  Purchase   Agreement  with  CIBA  Vision,   all
preconditions of the contract having been met.







                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


Exhibits - 10.20 Assignment of Patent (CIBA VISION AG)
           10.21 Assignment of Patent (NOVARTIS AG)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           IMPLANTABLE VISION, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: August 9, 2006

                                 /s/William Rozakis
             ------------------------------------------------------
                              William Rozakis, Secretary

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